Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned certifies, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of Certegy Inc. (the “Company”) for the quarter period ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 3, 2005	/S/ MICHAEL T. VOLLKOMMER
Michael T. Vollkommer Executive Vice President and Chief Financial Officer